United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                          Date of Report:  May 23, 2002

                       Commission File Number:  000-28881

                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

Nevada                                                                88-0403762
(Jurisdiction  of  Incorporation)           (I.R.S. Employer Identification No.)

24843  Del  Prado,  Suite  326  Dana  Point,  California                   92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None
Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock

     ITEM 1. CHANGE OF CONTROL OF REGISTRANT. Control of this Issuer is changing. Please see Items 2 and 5. Upon compliance with certain reporting and filing requirements Mark A. Libratore will control this Issuer.

     Mark Libratore, age 51, currently is the President of Liberator Medical Supply, Inc. a full service durable medical supply company rapidly growing with at this time three national sales campaigns currently functioning. His career achievement is founding and developing Liberty Medical Supply, Inc., which has become the nation's largest "Direct to Consumer" diabetic supplier with sales this year, 2002, to be well in excess of $250 million. He has served as this company's president from start-up to over 900 employees at the time of his

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leaving  to  start-up  Liberator  Medical  Supply.  For  over  7  years,  he has supervised the creative and execution of tens of millions of dollars in advertising in print, television and radio and successfully managed the leads, sales, and operations resulting from these massive sales campaigns. In fact, one year, sales grew from 11 million annually to over 30 million and again doubled the following year to nearly 90 million annualized. He sold this business to PolyMedica Corporation, (PLMD), in 1996 and worked for them under an employment contract.

     Information on PolyMedica can be obtained from its Website at WWW.PolyMedica.Com.

 Mr. Libratore's entrepreneurial appetite and desire to realize higher future returns has led him to leave PolyMedica and to start and manage Liberator
Medical Supply, Inc. Prior to founding Liberator Medical Supply, Inc., the April, 1998 issue of Response Magazine voted Mr. Libratore one of the top 25 most innovative direct TV advertisers of the year. As mentioned before, Mr. Libratore was President and Founder of Liberty Medical and after the acquisition of Liberty continued as President & Senior VP of PolyMedica Corporation, (PLMD) the acquirer. Prior to founding Liberty, Mr. Libratore served as founder and President of A Action Medical Supply, Inc., which was the company from which Liberty Medical Supply was conceived and developed. Mr. Libratore has 26 years of professional medical experience and has long been a respected member of the medical community. In 1979, Mr. Libratore founded and served as President of Ambassador Inhalation and Respiratory Services, which he sold in 1984 to Abbey/Foster Medical, (now Apria); a national medical supplies chain and together with Apria doubled the sales over the next 12 months. Previously, Mr. Libratore has held Director or senior positions in the Respiratory Therapy, Cardiopulmonary, EEG, EKG, and Blood Gas laboratories of Hartford Hospital, Jupiter Hospital, Fisherman's Hospital, and Martin Memorial Hospital. He has also been a Director of the Florida Society of Respiratory Therapy and a founding Director and Vice-President of the board of Hospice of Martin County, Inc. and served for many years as a Board Member of the American Lung Association of Southeast Florida. Mr. Libratore is a graduate of the University of Connecticut Affiliated Hartford Hospital School of Respiratory Therapy Technology Program.

     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. We have made an acquisition of Liberator Medical Supply, Inc. The acquisition is closed as between the parties, and is reported herein. There are State and Federal filing requirements, which have yet to be completed. Most notably is compliance with
Section 14, of the Securities Exchange Act of 1934. Please see other items of this Current Report. Please see Exhibit 2.1, to this Current Report, for the Plan of Exchange.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM 5. OTHER EVENTS. Pursuant to the requirements of the Act, disclosure is made that, as of May 16, 2002, J. Dan Sifford resigned and retired as sole Officer in favor of Mark A. Libratore as follows: Mr. Sifford resigned as President and Sole Officer, but he remained Director and Chairman of the Board of Directors, temporarily. Mr. Libratore became President and a nominee for a member of the Board of Directors. These events will be reported on Form 14F, pursuant to Section 14(f) of the Act. Mr. Libratore will be appointed Chairman of the Board of Directors and Mr. Sifford will resign as Chairman, each effective 10 days after transmittal of that 14F Information Statement. Mr.
Libratore  was  and  is  the  sole shareholder of Liberator Medical Supply, Inc.

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.  None  yet.  See  Item  5.

     ITEM  7.  EXHIBITS.  (2.1)  Plan  of  Exchange


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

                                       by


                                /s/J. Dan Sifford
                                 J. Dan Sifford
                               President/Director

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--------------------------------------------------------------------------------
                                   EXHIBIT 2.1

                                PLAN OF EXCHANGE
--------------------------------------------------------------------------------

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                                PLAN OF EXCHANGE
                                    BY WHICH
                  OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                         LIBERATOR MEDICAL SUPPLY, INC.
                             (A FLORIDA CORPORATION)

     THIS PLAN OF EXCHANGE is made and dated this day of May 17, 2002, to supersede all previous agreements, if any between the parties. This letter of Intent anticipates extensive due diligence by both parties, and may be terminated by written notice, at any time (i) by mutual consent; (ii) by either party during the due diligence phase.

                                  I. RECITIALS

1.  THE  PARTIES  TO  THIS  LETTER  OF  INTENT:

      (1.1) OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC. ("OEFM"), a Nevada corporation.

      (1.2)  LIBERATOR  MEDICAL  SUPPLY,  INC  ("LMSI"),  a Florida corporation.

2.  THE  CAPITAL  OF  THE  PARTIES:

      (2.1) THE CAPITAL OF OEFM consists of 100,000,000 shares of common voting stock of $0.001 par value authorized, of which 72,299,912 shares are issued and outstanding.

      (2.2) THE CAPITAL OF LMSI consists of 32,000,000 shares of common voting stock of no par value authorized, of which 30,000,000 shares are issued and outstanding, subject to a private placement presently underway.

3. TRANSACTION DESCRIPTIVE SUMMARY: OEFM desires to acquire LMSI and the shareholders of LMSI wish to be acquired by a public company. OEFM would acquire 100% of the capital stock of LMSI for 30,000,000 new shares. OEFM would cause the cancellation of 60,095,000 The parties intend that the transaction qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no gain or loss recognized for the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.


4. SEC COMPLIANCE. OEFM shall cause the filing of an Information Statement pursuant to Section 14(f), before closing. A filing and Information Statement pursuant to Section 14(c) shall be required after closing.

5. NEVADA COMPLIANCE. Articles of Share Exchange are required to be filed by Nevada Law as the last act to make the acquisition final and effective under Nevada law.

6.  AUDITED  FINANCIAL  STATEMENTS.  Filings  and  Information  Statements under
Section 14 of the Securities Exchange Act of 1934 require Audited Financial Statements of the to-be-acquired company.

                                        4
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                              II. PLAN OF EXCHANGE

1.  CONDITIONS  PRECEDENT  TO  CLOSING.

      (1.1) SHAREHOLDER APPROVAL. Each corporate party shall have secured shareholder approval for the this transaction, in accordance with the laws of its place of incorporation and its constituent documents.

      (1.2) BOARD OF DIRECTORS. The Boards of Directors of each corporate party shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

      (1.3) DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete the Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties;

      (1.4) THE RIGHTS OF DISSENTING SHAREHOLDERS if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with the Plan of Reorganization and Acquisition.

      (1.5) ALL OF THE TERMS, COVENANTS AND CONDITIONS of the Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

      (1.6) THE REPRESENTATIONS AND WARRANTIES of the parties, contained in the Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

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2.  CONDITIONS  CONCURRENT  AND  SUBSEQUENT  TO  CLOSING.

      (2.1) SHARE CANCELLATION. Immediate upon or prior to the Closing, OEFM shall have accepted the cancellation of 60,095,000 shares, such that OEFM shall have no more than 12,204,912 issued and outstanding, before the issuance of new shares as provided herein.

      (2.2) ACQUISITION SHARE ISSUANCE. Immediately upon the Closing, OEFM shall issue the acquisition shares. Using the 30,000,000 share interim figure:

OEFM issued                   72,299,912
      Share Cancellation     (60,095,000)
           Subtotal           12,204,912
-----------------------------------------
Acquisition Share Issuance    30,000,000
           Resulting Total    42,204,912
-----------------------------------------

      (2.3) NO REVERSE SPLIT. There shall be no reverse split of the common stock of the public corporation for eighteen months from the date the transaction closes. Without mutual consent as defined in this paragraph. "Original Shareholders" means the shareholders of OEFM, immediately before the issuance of any shares for acquisition. "Remaining Original Shareholders" means original shareholders remaining as shareholders, as of the record date for any proposed reverse split. "Mutual Consent" means two-thirds of the remaining original shareholders.

3.  PLAN  OF  ACQUISITION

      (3.1) REORGANIZATION AND ACQUISITION: Oasis Entertainment's 4th Movie Project, Inc. and the Liberator Medical Supply, Inc. shall be hereby reorganized, such that OEFM shall acquire 100% the capital stock of LMSI, and LMSI shall become a wholly-owned subsidiary of OEFM.

      (3.2) CONVERSION OF OUTSTANDING STOCK: Forthwith upon the effective date of the Plan, OEFM shall issue 30,000,000 new investment shares of its common stock to or for the shareholders of LMSI.

      (3.3) CLOSING/EFFECTIVE DATE: The Plan of Reorganization and Acquisition shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and upon compliance with governmental filing requirements, such as, without limitation, compliance with Section 14 of the Securities Exchange Act of 1934, and the filing of Articles of Share Exchange, if applicable under State Law. Closing shall occur when all requirements have been met. The parties anticipate the filing of a 14-F Information Statement before closing, and a 14-C Information Statement after closing.

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

      (3.4) SURVIVING CORPORATIONS: The both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective State of Incorporation.

      (3.5) RIGHTS OF DISSENTING SHAREHOLDERS: Each Party is the entity responsible for the rights of its own dissenting shareholders, if any.

      (3.6) SERVICE OF PROCESS: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition.

      (3.7) SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

      (3.8) SURVIVING BY-LAWS: The By-Laws of each Corporation shall remain in full force and effect, unchanged.

      (3.9) FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: The Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and to do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant expressly hereby to deal fairly and in good faith with each other and each others shareholders. In furtherance of the parties desire, as so expressed, and to encourage timely, effective and businesslike resolution the parties agree that any dispute arising between them, capable of resolution by arbitration, shall be submitted to binding arbitration. As a further incentive to private resolution of any dispute, the parties agree that each party shall bear its own costs of dispute resolution and shall not recover such costs from any other party.

      (3.10) GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct. These warranties and representations speak and shall be true, immediately before Closing.

           (3.10.1) ORGANIZATION AND QUALIFICATION Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

           (3.10.2) CORPORATE AUTHORITY Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

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           (3.10.3)  OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it is has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

           (3.10.4) ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable; Specifically, and without limitation:

             (3.10.4-A) the business of each Corporation shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

             (3.10.4-B) Neither Corporation shall (i) amend its Articles of Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock, except as set forth in herein, or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

             (3.10.4-C) Neither Corporation shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

             (3.10.4-D) Except in the ordinary course of business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion (iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty

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days  notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

             (3.10.4-E) Neither party shall assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

             (3.10.4-F) Neither party shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

           (3.10.5) ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

           (3.10.6) LEGAL COMPLIANCE. Each Corporation shall comply with all Federal, state, local and other governmental (domestic or foreign) laws, statues, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

           (3.10.7) LEGAL PROCEEDINGS. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

           (3.10.8) NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

           (3.10.9) CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding share and all shares capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquired further shares of such Corporation.

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           (3.10.10)  BROKERS'  OR  FINDER'S FEES. Each Corporation warrants and represents that is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

      (3.11)  MISCELLANEOUS  PROVISIONS.

           (3.11.1). Except as required by law, no party shall provide any information concerning any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

           (3.11.2) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

           (3.11.3) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

           (3.11.4) If any provision of this Letter Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

           (3.11.5) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

           (3.11.6) The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

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4.  TERMINATION. The Plan of Reorganization and Acquisition may be terminated by written notice, at any time prior to closing, by either party whether before or after approval by the shareholders of either or both; (i) by mutual consent;
(ii) by either party during the due diligence phase, or (iii) by either party, in the event that the transaction represented by the anticipated Plan of Reorganization and Acquisition has not been implemented and approved by the proper governmental authorities 120 days from the of this Agreement. In the event that termination of the Plan of Reorganization and Acquisition by either or both, as provided above, the Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.



     This Letter of Intent is executed on behalf of each Company by its duly authorized representatives.


OASIS ENTERTAINMENT'S 4TH                         LIBERATOR MEDICAL SUPPLY, INC.
MOVIE PROJECT, INC.
                  by                                           by

/s/J.  Dan  Sifford                               /s/Mark  Libratore
   J.  Dan  Sifford                                  Mark  Libratore
   President                                         President

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